     [LOGO]

Annual Report

         Jurika & Voyles Fund Group
             Mini-Cap Fund
             Value+Growth Fund
             Balanced Fund

             June 30, 1999

Table of Contents

  .............................................................
 Letter to Shareholders                                       1
  .............................................................
 Performance
     ..........................................................
    Mini-Cap Fund                                             3
     ..........................................................
    Value+Growth Fund and Balanced Fund (equity               6
    portion)
     ..........................................................
    Balanced Fund (fixed income portion)                     11
  .............................................................
Schedule of Investments                                      13
  .............................................................
Statements of Assets and Liabilities                         28
  .............................................................
Statements of Operations                                     29
  .............................................................
Statements of Changes in Net Assets                          30
  .............................................................
Financial Highlights                                         33
  .............................................................
Notes to Financial Statements                                36

                     DIRECTORY OF FUNDS' SERVICE PROVIDERS

INVESTMENT ADVISER
Jurika & Voyles, L.P., Oakland, CA

DISTRIBUTOR
First Fund Distributors, Inc., Phoenix, AZ

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT
State Street Bank & Trust Co., Boston, MA

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP, San Francisco, CA

AUDITOR
McGladrey & Pullen, LLP, New York, NY

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR JURIKA & VOYLES FUND GROUP.

Letter to Shareholders

DEAR SHAREHOLDER:

This report provides an investment review and outlook, along with a summary of key financial and performance information, for each Fund of the Jurika & Voyles Fund Group for the fiscal year ended June 30, 1999.

As always, we stand ready to serve you. If you have any questions, please do not hesitate to call our Investor Center at (800) JV-INVST (800-584-6878).

Thank you for your continued support.

Very truly yours,

/s/ William K. Jurika                       /s/ Glenn C. Voyles
--------------------------------------      ------------------------
William K. Jurika                           Glenn C. Voyles

                                  PERFORMANCE
               -------------------------------------------------
                                 Mini-Cap Fund

Review and Outlook
------------------
In reviewing the last twelve months for the Fund and the US equity markets, the opening lines from A TALE OF TWO CITIES seemed to fit the period quite well. The past year truly has been a period of extremes and a great example of the "best of times" and the "worst of times." From June 1998 to early October equity markets around the world seemed to collapse with the fears surrounding Asia, the Russian economy, and the fate of Long Term Capital. In the US, the Russell 2000 Index declined more than 30% during this period as investors worried about the effects of a global meltdown. This decline in share prices during September and early October was rivaled only by the "Crash of 1987," and can aptly be termed "the worst of times."

Then, just as abruptly, the equity markets began a remarkable recovery. On the heels of three separate interest rate cuts by the Federal Reserve, the Russell 2000 climbed 16.5% in the December quarter, and managed to finish the year with a relatively small loss. In addition, during the last months of 1998 and into 1999 the share prices of many internet-related companies soared. Some of these stocks doubled, tripled and then doubled again as investors could not get enough exposure to this new and growing sector of the economy.

In early April, the equity markets began a long anticipated (and much appreciated) broadening out as investors renewed their interest in stocks other than the top 50 names in the S&P 500. Investors once again began looking at (and buying) companies in the mid- and small-cap sectors of the market. As a result, the Russell 2000 fared very well over the course of the June 1999 quarter. The Russell 2000 enjoyed a gain of 15.5% versus only 7.0% for the S&P 500. This resurgence of smaller-cap stocks in the past few months has become the "best of times" for many investors and money managers who had nearly forgotten what "outperformance" felt like.

During the Fund's fiscal year ended June 30, it suffered alongside the Russell 2000 through the sharp drop during the September 1998 quarter. It enjoyed a very nice recovery in October and early November, but investments in the energy and producer durable sectors, along with a few poor-performing health care issues, resulted in a significant underperformance during the last weeks of the year. The Fund's tilt toward value-oriented investments likewise hurt performance in the early months of 1999. During the March quarter, the

                                  PERFORMANCE
               -------------------------------------------------
                                 MINI-CAP FUND
only sector in the small-cap arena that performed well was the networking sector, and this performance was due almost entirely to the popularity of a few internet issues. The Fund had very little exposure to this sector during the quarter and as such did not benefit from the extreme valuations being given to these stocks.

During February and March, the Fund's assets were shifted away from some of the deeper-value names and allocated into some growth-oriented issues (primarily technology and consumer growth issues). At the time small-cap growth issues in general were still extremely undervalued, and we felt they offered more promise of near-term rewards for the Fund. As the market began to broaden out in early April the Fund was extremely well positioned. As investors moved back into the mid- and small-cap sectors and away from the top names in the S&P 500, many of the larger positions in the Fund performed extremely well. The June 1999 quarter was a very good time for the Fund. Issues such as Conextant, Laser Vision Centers, Trex Systems, and Netopia more than doubled, and the Fund enjoyed a 22.9% gain, outperforming the Russell 2000 index for the quarter by 7.4%.

Currently, the Fund continues to perform well. We feel strongly that the recent move by the smaller-cap sector of the market is only the beginning, and that this trend should last for many more quarters.

                                  PERFORMANCE
               -------------------------------------------------
                                 MINI-CAP FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                            LIPPER ANALYTICAL SERVICES,
                                                         JURIKA & VOYLES               INC.               RUSSELL 2000
                                                          MINI-CAP FUND      SMALL COMPANY FUND INDEX         INDEX
9/30/94                                                        $10,000.00                     $10,000.00     $10,000.00
12/31/94                                                        10,650.00                       9,985.97       9,812.98
3/31/95                                                         11,832.22                      10,546.69      10,285.38
6/30/95                                                         14,146.57                      11,523.96      11,227.62
9/30/95                                                         15,509.13                      12,964.56      12,336.47
12/31/95                                                        16,210.44                      13,143.67      12,603.61
3/31/96                                                         17,690.90                      13,885.16      13,249.83
6/30/96                                                         19,586.73                      14,987.34      13,909.53
9/30/96                                                         19,948.86                      15,176.36      13,956.63
12/31/96                                                        21,423.66                      15,031.64      14,682.72
3/31/97                                                         20,270.07                      13,616.08      13,923.33
6/30/97                                                         23,983.50                      15,931.33      16,180.46
9/30/97                                                         29,319.66                      18,360.20      18,588.47
12/31/97                                                        26,536.65                      17,289.11      17,965.89
3/31/98                                                         28,668.48                      19,145.16      19,772.97
6/30/98                                                         26,452.56                      18,403.68      18,850.96
9/30/98                                                         19,957.14                      14,466.24      10,052.75
12/30/98                                                        22,736.67                      17,141.36      17,508.44
3/31/99                                                         20,715.64                      16,331.92      16,558.60
6/30/99                                                         25,452.44                      18,756.95      19,133.09
                                                               Annualized                       One Year
                                                          Since Inception                   Total Return
Total Returns for Period Ended June 30, 1999
Jurika & Voyles MiniCap Fund                                       21.73%                         -3.78%
Lipper Analytical Services, Inc., Small Company Fund
Index                                                              14.16%                          1.92%
Russell 2000 Index                                                 14.63%                          1.50%

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Mini-Cap Fund with a similar investment in the Lipper Analytical Services, Inc., Small Company Fund Index and the Russell 2000 Index from the inception of the Fund on September 30, 1994 through June 30, 1999. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total return of the Fund reflects the fact that fees and expenses in excess of certain limits specified in the investment management agreement have been assumed by Jurika & Voyles, L.P.

Lipper Analytical Services, Inc., Small Company Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies with small market capitalization. Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities of the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in an index. All results are historical. Past performance is no guarantee of future results.

                                  PERFORMANCE
               -------------------------------------------------
              Value+Growth Fund and Balanced Fund (EQUITY PORTION)

Review
------
The bull market remains intact! The S&P 500 posted its fifth consecutive year of 20%+ growth, rising 21.1% for the twelve months ended June 30, 1999. The average annual return for the S&P over the last five years was 25.3%.

The last year was, however, a challenge to the animal spirit of the rampant bull. In contrast to the previous four years, interest rates and earnings, the two primary drivers of equity markets, were uncooperative. The long term trend of falling interest rates, which was in place from June 1994 to June 1998 (as yields on the 30-year Government bond fell from 7.6% to 5.6%), was interrupted by a back up of the yield to 6.0% over the last year. Similarly S&P 500 operating earnings which had surged ahead by 12.7% per year from June 1994 to June 1998, driven by increasing efficiency and a buoyant economy slowed dramatically to post a meager 2% (estimated) increase over the last year.

If interest rates and corporate earnings did not drive the market, what did? The main fuels for the market over the last year have been liquidity and increasingly positive investor sentiment. In retrospect, the "liquidity" crisis of September 1998 (remember the Latin American currency concerns and the Russian debt default) seems to be regarded as a "stress test." The supply of liquidity provided by the Federal Reserve revived consumer and investor sentiment, and the strength of the US economy helped to drive the rest of the world towards recovery.

During the first three quarters of the June 1999 year, investors were preoccupied with predictability. No price appeared too high for companies with "ruler" earnings and no price too cheap for companies with "problems." This preoccupation, combined with the difficult earnings environment, led to an increasingly narrow leadership of the market over these three quarters. Predictable large-cap growth stocks soared, even as the rest of the market languished. The table below sets out relative performance, based on valuation (the PE or price earnings ratio) and size for the 9 months, and clearly illustrates the market action.

----------------------------------------------------------------

                                  PERFORMANCE
               -------------------------------------------------
              VALUE+GROWTH FUND AND BALANCED FUND (EQUITY PORTION)

          S&P 500 Relative Performance by Quintile 6/30/98 to 3/31/99

                                                                        Valuation
Quintiles                                                    Size         (PE)
---------------------------------------------------------  ---------  -------------
1st (smallest/least expensive)...........................      -39.7        -46.6
2nd......................................................      -31.2        -25.8
3rd......................................................      -22.3        -11.7
4th......................................................       -7.4          2.9
5th (largest/most expensive).............................       10.5         13.9

--------------------------------------------------------------------------------

For several quarters we have commented on the market's emphasis on momentum and size, its apparent disregard for valuation, and the extreme disparities (and opportunities) being generated by the outperformance of the large, highly valued companies with strong near term price and earnings trends. Our common sense, businessman's approach to investing means that stock selection is driven by the value of the cash flows generated by the businesses in which we invest, relative to the current prices.

The bad news is that the portfolio was not well positioned for performance in the first three quarters of the June 1999 year. We were not exposed to the large, high-PE companies which led the market. The good news is that market sentiment changed dramatically in the June 1999 quarter. Small stocks began outperforming large, and value stocks began outperforming growth.

The precondition for the change of leadership was the valuation disparities, which were extreme both for the valuation of small stocks versus large and for more cyclical value stocks versus growth stocks.

The catalyst for the change of leadership was emerging evidence that global and US growth were significantly stronger than expected. The expectation for stronger economic growth was reflected in more positive earnings expectations for a broad variety of companies. The narrow group of growth stocks suddenly had relatively poor earnings growth compared to the much wider range of more cyclical companies.

The long and dramatic underperformance of the value stocks suggested to investors that the outperformance of value stocks may be very significant, causing a stampede by investors into the most leveraged sectors.

                                  PERFORMANCE
               -------------------------------------------------
              VALUE+GROWTH FUND AND BALANCED FUND (EQUITY PORTION)

Another important catalyst for the performance of value stocks has been the high level of takeover activity as larger companies took advantage of the extreme undervaluation of smaller businesses.

The portfolio outperformed the major indices in the fourth quarter, although meaningfully underperformed the S&P 500 over the year due to the trends in the first three quarters.

----------------------------------------------------------------

                                                 6/30/98       3/31/99       6/30/98
Total Return                                   to 3/31/99    to 6/30/99    to 6/30/99
---------------------------------------------  -----------  -------------  -----------
Value+Growth Fund............................       -3.3%          9.6%          6.0%
S&P 500......................................       14.7%          7.0%         22.8%

--------------------------------------------------------------------------------

Outlook
-------
The near term economic outlook, both domestically and globally, is positive, and we agree that the near term earnings outlook has clearly improved over the last quarter. The valuation argument for smaller and more cyclical companies remains intact, and we believe the rotation from mega-cap to smaller companies and from growth to value will be sustained--perhaps for several years.

Where we disagree with the market is the perception of the duration of the economic recovery and the risk of the market. While the near term trends are clearly positive, we find little evidence to believe they will be long lasting. The US economic recovery is already mature (8 years), and we see longer-term obstacles to growth in both Japan and Europe.

Our view is also that market risk is high. Valuations are at high levels, and the market's advance in the face of rising interest rates has increased our concern. Profitability and returns on equity are also at historically high levels.

We believe the market's focus on the highly leveraged cyclical companies, which led the market over the June 1999 quarter, is misplaced. Our emphasis is to own quality companies with strong business models--sustainable returns, strong cash flow generation and strong financial positions--which sell at material discounts to our assessment of their values.

We currently find good opportunities in the energy and technology sectors. We believed

                                  PERFORMANCE
               -------------------------------------------------
              VALUE+GROWTH FUND AND BALANCED FUND (EQUITY PORTION)

that the level of energy prices in the first quarter of 1999 was unsustainably low and that many energy stocks were undervalued based on asset values and the normalized earnings power which we believed that the companies would earn over the coming energy price cycle. We also are enthusiastic about the prospects of companies which are at the leading edge of providing energy products and services in the progressively deregulated global environment.

We continue to be believers in the strong outlook for technology spending. The pressure on companies to control costs is only increasing, driving spending on technology which improves efficiency. The outlook for companies exposed to data storage is particularly positive. We also find the business models of transaction-based technology companies to be particularly attractive.

                                  PERFORMANCE
               -------------------------------------------------
                               VALUE+GROWTH FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                             LIPPER ANALYTICAL
                                                                            LIPPER ANALYTICAL                  SERVICES, INC.
                                                        JURIKA & VOYLES      SERVICES, INC.      S&P 500    CAPITAL APPRECIATION
                                                       VALUE+GROWTH FUND    GROWTH FUND INDEX     INDEX          FUND INDEX
9/30/94                                                         10,000.00            10,000.00   10,000.00             10,000.00
12/31/94                                                        10,559.00             9,888.09    9,998.63              9,857.56
3/31/95                                                         11,210.17            10,602.78   10,972.04             10,545.05
6/30/95                                                         12,843.11            11,737.26   12,018.92             11,531.70
9/30/95                                                         13,754.75            12,803.95   12,974.34             12,668.26
12/31/95                                                        13,525.34            13,116.74   13,755.62             12,972.01
3/31/96                                                         13,946.03            13,707.62   14,493.40             13,686.71
6/30/96                                                         14,398.28            14,160.92   15,141.73             14,289.90
9/30/96                                                         14,829.49            14,570.72   15,609.82             14,636.57
12/31/96                                                        16,272.08            15,416.34   16,911.71             14,912.16
3/31/97                                                         16,389.21            15,358.60   17,364.58             14,237.98
6/30/97                                                         19,060.22            17,784.66   20,398.41             16,427.09
9/30/97                                                         20,993.35            19,607.46   21,928.11             18,324.23
12/30/97                                                        19,776.48            19,738.11   22,558.52             17,889.63
3/31/98                                                         21,876.17            22,181.48   25,705.46             20,176.64
6/30/98                                                         21,259.38            28,811.51   26,554.00             20,517.65
9/30/98                                                         18,096.72            20,208.54   23,912.92             17,573.23
12/31/98                                                        20,986.53            24,808.80   29,009.01             21,464.64
3/31/99                                                         20,565.40            26,067.56   30,452.96             22,495.83
6/30/99                                                         22,544.73            27,759.21   32,602.20             24,678.72
                                                               Annualized             One Year
                                                          Since Inception         Total Return
Total Returns for Period Ended June 30, 1999
Jurika & Voyles Value+Growth Fund                                  18.66%                6.05%
Lipper Analytical Services, Inc., Growth Fund Index                23.98%               21.69%
Lipper Analytical Services, Inc., Cap Apprec. Fund
Index                                                              20.94%               20.28%
S&P 500 Index                                                      28.24%               22.78%

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Value+Growth Fund with a similar investment in the Lipper Analytical Services, Inc., Growth Fund Index, the Lipper Analytical Services, Inc., Capital Appreciation Fund Index and the S&P 500 Index from the inception of the Fund on September 30, 1994 through June 30, 1999. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total return of the Fund reflects the fact that fees and expenses in excess of certain limits specified in the investment management agreement have been assumed by Jurika & Voyles, L.P.

Lipper Analytical Services, Inc., Growth Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies of all market capitalization with potential for growth. Lipper Analytical Services, Inc., Capital Appreciation Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invests primarily in companies of all market capitalization with an emphasis on maximum capital appreciation. S&P 500 Index contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in an index. All results are historical. Past performance is no guarantee of future results.

                                  PERFORMANCE
               -------------------------------------------------
                      Balanced Fund (FIXED INCOME PORTION)

Review
-----------
The fixed income markets experienced quite a roller-coaster ride over the last year. In June of 1998 we were experiencing a very healthy domestic economy and stable international economic activity with the standout exception of a weak Asian outlook. Interest rates were at attractive levels as evidenced by the long Treasury Bond yielding about 5.59%.

However, in late summer this stable state of affairs was rocked markedly by the Russian default on their debt payments, and financial market conditions became quite unsettled. It seemed like overnight the mood of our domestic bond market changed. We experienced a world-wide flight to the quality of US Treasury securities, which lowered the yield on the long Treasury Bond to 4.84% by early fall. We also experienced the largest widening of spreads, particularly corporate spreads, since the last recession. The Federal Reserve responded to these events by quickly lowering the Discount Rate from 5.50% to 4.75% and providing ample liquidity to stabilize the markets.

Since that time we have experienced both continued domestic economic growth and a surprising degree of insulation from the slow Asian economy. The strength of our domestic economy and actions by the Fed have most recently driven the behavior of the bond market.

Domestic economic strength, as well as a jump in the Consumer Price Index that reflected the recent increase in oil prices, has begun to fuel fear of potential inflation. The Federal Reserve announced at its June 30 FOMC meeting that it was tightening monetary policy by raising short-term rates, in a move to fight ANTICIPATED inflation. However, actual inflation has thus far been a phantom menace, and our view is that the outlook for inflation remains benign, though we may see an occasional uptick based on isolated bottlenecks.

Outlook
------------
Interest rates, as represented by the current 30-year Treasury bond, ended June 1999 at 6.15%, more than half a percentage point higher than at the start of the fiscal year and more than 1.3% higher than the lowest level for the year. We see very few reasons for the Fed to lower rates in the near future, but we are expecting to see isolated upticks in rates for the remainder of the year. We have taken advantage of these markets by increasing exposure to corporate bonds and decreasing exposure to Agency and Treasury securities. We have also lowered the overall duration of the portfolio.

                                  PERFORMANCE
               -------------------------------------------------
                                 BALANCED FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                              LIPPER ANALYTICAL       60% S&P 500/40%
                                                            JURIKA & VOYLES    SERVICES, INC.    LEHMAN BROS. GOV'T/CORP.
                                                             BALANCED FUND     BALANCED INDEX         INT. BOND INDEX
3/9/1992                                                          $10,000.00         $10,000.00                 $10,000.00
3/31/1992                                                           9,940.00          10,000.00                   9,994.00
6/30/1992                                                          10,162.22          10,160.14                  10,267.65
9/30/1992                                                          10,720.09          10,480.31                  10,644.35
12/31/1992                                                         11,546.81          10,874.08                  10,948.78
3/31/1993                                                          12,118.07          11,385.86                  11,410.36
6/30/1993                                                          12,332.58          11,618.71                  11,544.52
9/30/1993                                                          13,060.30          12,043.95                  11,828.48
12/31/1993                                                         13,512.35          12,173.77                  12,001.20
3/30/1994                                                          13,330.45          11,802.42                  11,632.53
6/30/1994                                                          13,215.63          11,712.79                  11,635.42
9/30/1994                                                          13,544.18          12,055.59                  12,015.50
12/31/1994                                                         13,215.67          11,924.66                  12,011.58
3/30/1995                                                          14,142.31          12,644.48                  12,921.56
6/30/1995                                                          15,573.18          13,529.48                  13,917.05
9/30/1995                                                          16,480.13          14,255.83                  14,670.15
12/31/1995                                                         16,573.75          14,892.39                  15,407.29
3/30/1996                                                          17,049.65          15,225.74                  15,847.53
6/30/1996                                                          17,528.65          15,534.66                  16,311.86
9/30/1996                                                          17,966.57          15,944.13                  16,738.79
12/31/1996                                                         19,139.60          16,836.16                  17,742.23
3/31/1997                                                          19,536.18          16,914.86                  18,027.28
6/30/1997                                                          21,580.67          18,738.03                  20,101.52
9/30/1997                                                          22,996.70          19,941.95                  21,237.20
12/31/1997                                                         22,331.31          20,253.50                  21,795.81
3/31/1998                                                          23,682.37          21,855.69                  23,738.30
6/30/1998                                                          23,513.60          22,188.00                  24,391.67
9/30/1998                                                          21,847.54          20,903.90                  23,398.82
12/31/1998                                                         23,949.00          23,309.04                  26,345.01
3/31/1999                                                          23,589.66          23,683.03                  27,112.35
6/30/1999                                                          24,780.00          24,747.46                  28,214.93
                                                                  Annualized           One Year
Total Returns for Period Ended June 30, 1999                 Since Inception       Total Return
Jurika & Voyles Balanced Fund                                         13.21%              5.39%
Lipper Analytical Services, Inc., Balanced Fund Index                 13.31%             11.54%
60% S&P 500/40% Lehman Bros. Gov't/Corp. Int. Bond Index              15.24%             15.67%

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Balanced Fund with a similar investment in a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Intermediate Bond Index, and Lipper Analytical Services, Inc., Balanced Fund Index from the inception of the Fund on March 9, 1992 through June 30, 1999. For purposes of the graph and the Fund's Annualized Total Return Since Inception and the One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total returns of the Fund reflect the fact that fees and expenses in excess of certain limits specified in the investment management agreement have been assumed by Jurika & Voyles, L.P.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market. The Lehman Brothers Government/Corporate Intermediate Bond Index is an unmanaged market-weighted index consisting of public obligations of the U.S. Government, its agencies and instrumentalities and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of one to ten years. It is generally regarded as representative of the market for intermediate-term domestic bonds. Lipper Analytical Services, Inc., Balanced Fund Index is an unmanaged, net asset value weighted index of 30 balanced mutual funds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. It is not possible to invest directly in an index. All results are historical. Past performance is no guarantee of future results.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 Mini-Cap Fund

                                               NUMBER OF
                 DESCRIPTION                    SHARES        VALUE
---------------------------------------------  ---------   ------------
COMMON STOCKS - 98.40%
BANKS - 0.99%
  Bank United Corp...........................      7,500   $    301,406
                                                           ------------
BUSINESS SERVICES
ENGINEERING & BUSINESS SERVICES - 16.71%
  *ACT Manufacturing, Inc....................     13,000        182,000
  *Appliedtheory Corp........................     15,000        191,250
  *Appnet Systems, Inc.......................     17,500        235,156
  *Careerbuilder, Inc........................     25,000        328,125
  Central Parking Corp.......................      8,500        291,125
  *Coinstar, Inc.............................     12,000        344,250
  *Convergys Corp............................     17,500        336,875
  *Interim Services, Inc.....................     15,000        309,375
  *Intervu, Inc..............................     12,500        478,906
  *Profit Recovery Group Int'l, Inc..........      8,000        378,500
  *Republic Services, Inc....................     15,000        371,250
  *Staffmark, Inc............................     30,000        300,938
  *Towne Services, Inc.......................     37,500        295,312
  *Transaction Network Services, Inc.........     27,500        804,375
  *Ziplink...................................     21,000        262,500
                                                           ------------
                                                              5,109,937
                                                           ------------
CAPITAL GOODS
BUILDING MATERIALS - 0.83%
  *Trex, Inc.................................     10,000        253,750
                                                           ------------
ELECTRICAL EQUIPMENT - 1.69%
  *Interphase Corp...........................     22,500        517,500
                                                           ------------
INDUSTRIAL COMPONENTS - 2.67%
  *Cooper Cameron Corp.......................      7,500        277,969
  *Mobile Mini, Inc..........................     27,500        537,968
                                                           ------------
                                                                815,937
                                                           ------------
NON-RESIDENTIAL CONSTRUCTION - 1.29%
  Elcor Corp.................................      9,000        393,188
                                                           ------------
  TOTAL CAPITAL GOODS...................................      1,980,375
                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 MINI-CAP FUND

                                               NUMBER OF
                 DESCRIPTION                    SHARES        VALUE
---------------------------------------------  ---------   ------------
CONSUMER DURABLES
CONSUMER ELECTRONICS MATERIALS - 1.57%
  *Dupont Photomasks, Inc....................     10,000   $    478,750
                                                           ------------
CONSUMER NON-DURABLES
APPAREL - 3.17%
  *Pacific Sunwear of California.............     22,500        548,438
  Wolverine World Wide, Inc..................     30,000        420,000
                                                           ------------
                                                                968,438
                                                           ------------
COSMETICS - 2.90%
  *Biomatrix, Inc............................     27,500        594,688
  *Blyth Industries, Inc.....................      8,500        292,187
                                                           ------------
                                                                886,875
                                                           ------------
FOOD PROCESSING EQUIPMENT - 1.37%
  *Suiza Foods Corp..........................     10,000        418,750
                                                           ------------
  TOTAL CONSUMER NON-DURABLES...........................      2,274,063
                                                           ------------
CONSUMER SERVICES
BROADCASTING - 3.08%
  *Cumulus Media, Inc........................     25,000        546,875
  *Pegasus Communications Corp...............     10,000        394,375
                                                           ------------
                                                                941,250
                                                           ------------
ENTERTAINMENT & RECREATION - 2.56%
  *Championship Auto Racing Team.............     15,000        449,062
  *Valley Media, Inc.........................     22,500        334,688
                                                           ------------
                                                                783,750
                                                           ------------
LODGING & RESTAURANTS - 1.92%
  *Foodmaker, Inc............................     15,000        425,625
  *Station Casinos, Inc......................      8,000        162,400
                                                           ------------
                                                                588,025
                                                           ------------
  TOTAL CONSUMER SERVICES...............................      2,313,025
                                                           ------------
ENERGY
PETROLEUM - 1.15%
  *Basin Exploration, Inc....................     17,500        351,094
                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 MINI-CAP FUND

                                               NUMBER OF
                 DESCRIPTION                    SHARES        VALUE
---------------------------------------------  ---------   ------------
PETROLEUM - EQUIPMENT & SERVICES - 4.00%
  *BJ Services Co............................     15,000   $    441,563
  *Global Industries, Inc....................     22,000        281,875
  *Key Energy Services, Inc..................     47,500        169,218
  *Rowan Companies, Inc......................     18,000        331,875
                                                           ------------
                                                              1,224,531
                                                           ------------
  TOTAL ENERGY..........................................      1,575,625
                                                           ------------
FINANCIAL SERVICES
FINANCIAL SERVICES - 3.81%
  *Compucredit Corp..........................     17,500        332,500
  Metris Companies, Inc......................     15,000        611,250
  Mission West Properties, Inc...............      4,000         33,000
  *TD Waterhouse Group, Inc..................      7,500        187,969
                                                           ------------
                                                              1,164,719
                                                           ------------
INSURANCE - PROPERTY & CASUALTY - 1.66%
  ESG Re Ltd.................................     15,000        225,000
  HCC Insurance Holdings, Inc................     12,500        283,594
                                                           ------------
                                                                508,594
                                                           ------------
PROPERTY - 2.38%
  Asset Investors Corp.......................     18,000        268,875
  *Assisted Living Concepts, Inc.............     30,000         30,000
  Golf Trust of America, Inc.................     17,500        427,656
                                                           ------------
                                                                726,531
                                                           ------------
  TOTAL FINANCIAL SERVICES..............................      2,399,844
                                                           ------------
HEALTH CARE
HEALTH CARE - GENERAL - 1.73%
  *Atrix Laboratories, Inc...................     55,000        529,375
                                                           ------------
MEDICAL SUPPLIES - 2.74%
  *Sunrise Assisted Living, Inc..............     12,000        418,500
  *US Oncology, Inc..........................     35,000        420,000
                                                           ------------
                                                                838,500
                                                           ------------
PHARMACEUTICALS - 8.04%
  *Anesta Corp...............................     22,500        459,844
  *Aphton Corp...............................      8,000        112,000
  Bindley Western Industries, Inc............     26,667        615,000
  ICN Pharmaceuticals, Inc...................     20,000        643,750
  *Pharmaceutical Product Development,
   Inc.......................................     17,000        465,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 MINI-CAP FUND

                                               NUMBER OF
                 DESCRIPTION                    SHARES        VALUE
---------------------------------------------  ---------   ------------
PHARMACEUTICALS - 8.04%--CONTINUED
  *Serologicals Corp.........................     20,000   $    162,500
                                                           ------------
                                                              2,458,469
                                                           ------------
  TOTAL HEALTH CARE.....................................      3,826,344
                                                           ------------
MULTI-INDUSTRY - 1.49%
  *Optibase Ltd..............................     30,000        230,625
  *Seminis, Inc..............................     15,000        225,000
                                                           ------------
                                                                455,625
                                                           ------------
RAW MATERIALS
CHEMICALS - SPECIALTY - 0.99%
  Valspar Corp...............................      8,000        304,000
                                                           ------------
NON-FERROUS METALS 1.02%
  Commonwealth Industries, Inc...............     25,000        312,500
                                                           ------------
  TOTAL RAW MATERIALS...................................        616,500
                                                           ------------
RETAIL
RETAILERS - BROADLINE - 1.49%
  *Cost Plus, Inc............................     10,000        455,000
                                                           ------------
RETAILERS - SPECIALTY - 5.60%
  Claire's Stores, Inc.......................     27,500        704,688
  *Hollywood Entertainment Corp..............     27,500        537,968
  *Intertan, Inc.............................     23,000        471,500
                                                           ------------
                                                              1,714,156
                                                           ------------
  TOTAL RETAIL..........................................      2,169,156
                                                           ------------
TECHNOLOGY
AEROSPACE/DEFENSE - 2.58%
  *Aviation Sales Co.........................     20,000        790,000
                                                           ------------
COMMUNICATIONS - 4.35%
  *Adaptive Broadband Corp...................     13,000        284,375
  *IXC Communications........................      7,500        294,844
  *Metro One Telecommunications, Inc.........     15,000        206,250
  *Netopia, Inc..............................     17,500        398,125
  *Viewcast.com, Inc.........................     22,000        147,813
                                                           ------------
                                                              1,331,407
                                                           ------------
COMPUTER PERIPHERALS - 6.70%
  *Check Point Software Technologies Ltd.....     10,000        536,250
  *Mercury Interactive Corp..................     10,000        353,750
  *Quadramed Corp............................     42,500        345,312

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 MINI-CAP FUND

                                               NUMBER OF
                 DESCRIPTION                    SHARES        VALUE
---------------------------------------------  ---------   ------------
COMPUTER PERIPHERALS - 6.70%--CONTINUED
  *Remedy Corp...............................     20,000   $    537,500
  *Titan Corp................................     25,000        275,000
                                                           ------------
                                                              2,047,812
                                                           ------------
ELECTRONIC COMPONENTS - 5.68%
  *American Xtal Technology, Inc.............     17,500        416,719
  *DII Group, Inc............................     17,500        652,968
  *DSP Group, Inc............................     10,000        360,000
  Engineered Support Systems, Inc............      6,000         70,875
  *Transwitch Corp...........................      5,000        236,875
                                                           ------------
                                                              1,737,437
                                                           ------------
  TOTAL TECHNOLOGY......................................      5,906,656
                                                           ------------
TRANSPORTATION
TRANSPORTATION - MARINE - 1.38%
  *Forward Air Corp..........................     15,000        421,875
                                                           ------------
TRANSPORTATION - ROAD - 0.86%
  *Transportation Technologies...............     20,000        265,000
                                                           ------------
  TOTAL TRANSPORTATION..................................        686,875
                                                           ------------
  TOTAL COMMON STOCKS (Cost $27,621,937)................     30,094,181
                                                           ------------
  TOTAL INVESTMENTS - 98.40%
   (Cost $27,621,937)...................................     30,094,181
  CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.60%.....        489,975
                                                           ------------
NET ASSETS - 100.00%....................................   $ 30,584,156
                                                           ------------
                                                           ------------

* INDICATES NON-INCOME PRODUCING SECURITY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                               Value+Growth Fund

                                         NUMBER OF
              DESCRIPTION                  SHARES       VALUE
---------------------------------------  ----------  -----------
COMMON STOCKS - 95.71%
BANKS - 3.56%
  First Union Corp.....................      14,800  $   695,600
  Washington Mutual, Inc...............      18,850      666,819
                                                     -----------
                                                       1,362,419
                                                     -----------
BUSINESS SERVICES
ENGINEERING & BUSINESS SERVICES - 9.24%
  First Data Corp......................      25,500    1,247,906
  Galileo International, Inc...........       8,600      459,563
  *Republic Services, Inc..............      47,900    1,185,525
  *Sabre Group Holdings, Inc...........       9,400      646,250
                                                     -----------
                                                       3,539,244
                                                     -----------
CAPITAL GOODS
INDUSTRIAL COMPONENTS - 2.62%
  Parker Hannifin Corp.................      21,950    1,004,213
                                                     -----------
MACHINERY - 0.66%
  Deere & Co...........................       6,400      253,600
                                                     -----------
  TOTAL CAPITAL GOODS..............................    1,257,813
                                                     -----------
CONSUMER DURABLES
HOUSEHOLD DURABLES - 1.01%
  Masco Corp...........................      13,400      386,925
                                                     -----------
CONSUMER NON-DURABLES
FOOD PROCESSING EQUIPMENT - 3.31%
  Hormel Foods Corp....................      10,800      434,700
  Sysco Corp...........................      28,000      834,750
                                                     -----------
                                                       1,269,450
                                                     -----------
HOUSEHOLD PRODUCTS - 3.34%
  Newell Rubbermaid, Inc...............      27,500    1,278,750
                                                     -----------
  TOTAL CONSUMER NON-DURABLES......................    2,548,200
                                                     -----------
CONSUMER SERVICES
BROADCASTING - 1.86%
  ECI Telecom Ltd......................      21,500      713,531
                                                     -----------
ENTERTAINMENT & RECREATION - 1.57%
  Mattel, Inc..........................      22,800      602,775
                                                     -----------
PUBLISHING - 2.55%
  McGraw-Hill Companies, Inc...........      10,300      555,556
  *Valassis Communications, Inc........      11,500      421,188
                                                     -----------
                                                         976,744
                                                     -----------
  TOTAL CONSUMER SERVICES..........................    2,293,050
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

                                         NUMBER OF
              DESCRIPTION                  SHARES       VALUE
---------------------------------------  ----------  -----------
ENERGY
PETROLEUM - 9.72%
  Santa Fe International Corp..........      24,100  $   554,300
  Apache Corp..........................      17,800      694,200
  Suncor Energy, Inc...................      23,500      966,438
  Texaco, Inc..........................      13,900      868,750
  Vastar Resources, Inc................      12,200      639,737
                                                     -----------
                                                       3,723,425
                                                     -----------
FINANCIAL SERVICES
FINANCIAL SERVICES - 2.53%
  CIT Group, Inc.......................      25,300      730,538
  Radian Group, Inc....................       4,906      239,474
                                                     -----------
                                                         970,012
                                                     -----------
INSURANCE - LIFE - 5.24%
  Fremont General Corp.................      18,700      352,962
  Provident Companies, Inc.............      19,300      772,000
  Reliastar Financial Corp.............      20,200      883,750
                                                     -----------
                                                       2,008,712
                                                     -----------
INSURANCE - PROPERTY & CASUALTY - 3.48%
  Cigna Corp...........................      11,100      987,900
  Travelers Property Casualty Corp.....       8,800      344,300
                                                     -----------
                                                       1,332,200
                                                     -----------
PROPERTY - 4.68%
  Avanlonbay Communities, Inc..........       7,800      288,600
  Equity Residential Properties
   Trust...............................       8,100      365,006
  Prologis Trust.......................      27,800      562,950
  Public Storage, Inc..................      10,000      280,000
  Spieker Properties, Inc..............       7,600      295,450
                                                     -----------
                                                       1,792,006
                                                     -----------
  TOTAL FINANCIAL SERVICES.........................    6,102,930
                                                     -----------
HEALTH CARE
HEALTH CARE - GENERAL - 3.59%
  Baxter International, Inc............      22,700    1,376,188
PHARMACEUTICALS - 2.71%
  *Elan Plc............................      15,100      419,025
  Mylan Laboratories, Inc..............      23,400      620,100
                                                     -----------
                                                       1,039,125
                                                     -----------
  TOTAL HEALTH CARE................................    2,415,313
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

                                         NUMBER OF
              DESCRIPTION                  SHARES       VALUE
---------------------------------------  ----------  -----------
RAW MATERIALS
CHEMICALS - SPECIALTY - 0.90%
  OM Group, Inc........................      10,000  $   345,000
                                                     -----------
RETAIL
RETAILERS - FOOD & DRUG - 3.29%
  Albertson's, Inc.....................      16,317      841,345
  Hannaford Brothers, Inc..............       7,800      417,300
                                                     -----------
                                                       1,258,645
                                                     -----------
RETAILERS - SPECIALTY - 1.31%
  Circuit City Stores, Inc.............       5,400      502,200
                                                     -----------
  TOTAL RETAIL.....................................    1,760,845
                                                     -----------
TECHNOLOGY
COMPUTER PERIPHERALS - 10.91%
  *Electronic Arts.....................      11,500      623,875
  *Parametric Technology Corp..........      49,700      689,588
  *Quantum Corp........................      31,000      747,875
  *Seagate Technology..................      23,100      591,938
  *Synopsys, Inc.......................      13,700      756,068
  *Transaction Systems Architects......      19,800      772,200
                                                     -----------
                                                       4,181,544
                                                     -----------
COMPUTERS - 2.36%
  Xerox Corp...........................      15,300      903,656
ELECTRONIC COMPONENTS - 3.01%
  *Cognex Corp.........................      13,700      432,406
  Motorola, Inc........................       7,600      720,100
                                                     -----------
                                                       1,152,506
                                                     -----------
  TOTAL TECHNOLOGY.................................    6,237,706
                                                     -----------
TRANSPORTATION
TRANSPORTATION - AIR - 3.67%
  *FDX Corp............................      10,900      591,325
  Southwest Airlines Co................      26,200      815,475
                                                     -----------
                                                       1,406,800
                                                     -----------
UTILITIES
UTILITIES - ELECTRIC - 3.81%
  *AES Corp............................      25,100    1,458,937
UTILITIES - GAS - 2.03%
  Enron Corp...........................       9,500      776,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

                                         NUMBER OF
              DESCRIPTION                  SHARES       VALUE
---------------------------------------  ----------  -----------
UTILITIES - TELEPHONE - 2.75%
  SBC Communications, Inc..............      18,200  $ 1,055,600
                                                     -----------
  TOTAL UTILITIES..................................    3,291,162
                                                     -----------
  TOTAL COMMON STOCKS (Cost $31,872,996)...........   36,670,832
                                                     -----------
  TOTAL INVESTMENTS - 95.71% (Cost $31,872,996)....   36,670,832
  Cash and Other Assets, Net of Liabilities -
   4.29%...........................................    1,642,314
                                                     -----------
NET ASSETS - 100.00%...............................  $38,313,146
                                                     -----------
                                                     -----------

* INDICATES NON-INCOME PRODUCING SECURITY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 Balanced Fund

                                          NUMBER OF
              DESCRIPTION                  SHARES        VALUE
---------------------------------------  -----------  -----------
COMMON STOCKS - 64.05%
BANKS - 2.46%
  First Union Corp.....................       13,100  $   615,700
  Washington Mutual, Inc...............       15,750      557,156
                                                      -----------
                                                        1,172,856
                                                      -----------
BUSINESS SERVICES
ENGINEERING & BUSINESS SERVICES - 6.28%
  First Data Corp......................       22,000    1,076,625
  Galileo International, Inc...........        6,900      368,719
  *Republic Services, Inc..............       40,200      994,950
  *Sabre Group Holdings, Inc...........        8,100      556,875
                                                      -----------
                                                        2,997,169
                                                      -----------
CAPITAL GOODS
INDUSTRIAL COMPONENTS - 1.67%
  Parker Hannifin Corp.................       17,400      796,050
MACHINERY - 0.47%
  Deere & Co...........................        5,600      221,900
                                                      -----------
  TOTAL CAPITAL GOODS...............................    1,017,950
                                                      -----------
CONSUMER DURABLES
HOUSEHOLD DURABLES - 0.64%
  Masco Corp...........................       10,600      306,075
                                                      -----------
CONSUMER NON-DURABLES
FOOD PROCESSING EQUIPMENT - 2.19%
  Hormel Foods Corp....................        9,300      374,325
  Sysco Corp...........................       22,500      670,781
                                                      -----------
                                                        1,045,106
                                                      -----------
HOUSEHOLD PRODUCTS - 2.21%
  Newell Rubbermaid, Inc...............       22,700    1,055,550
                                                      -----------
  TOTAL CONSUMER NON-DURABLES.......................    2,100,656
                                                      -----------
CONSUMER SERVICES
BROADCASTING - 1.29%
  ECI Telecom Ltd......................       18,600      617,288
                                                      -----------
ENTERTAINMENT & RECREATION - 1.03%
  Mattel, Inc..........................       18,600      491,737
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 BALANCED FUND

                                          NUMBER OF
              DESCRIPTION                  SHARES        VALUE
---------------------------------------  -----------  -----------
PUBLISHING - 1.73%
  McGraw-Hill Companies, Inc...........        8,900  $   480,044
  *Valassis Communications, Inc........        9,450      346,106
                                                      -----------
                                                          826,150
                                                      -----------
  TOTAL CONSUMER SERVICES...........................    1,935,175
                                                      -----------
ENERGY
PETROLEUM - 6.62%
  Santa Fe International Corp..........       19,100      439,300
  Apache Corp..........................       15,600      608,400
  Suncor Energy, Inc...................       20,000      822,500
  Texaco, Inc..........................       12,000      750,000
  Vastar Resources, Inc................       10,300      540,106
                                                      -----------
                                                        3,160,306
                                                      -----------
FINANCIAL SERVICES
FINANCIAL SERVICES - 1.65%
  CIT Group, Inc.......................       20,900      603,488
  Radian Group, Inc....................        3,733      182,217
                                                      -----------
                                                          785,705
                                                      -----------
INSURANCE - LIFE - 3.55%
  Fremont General Corp.................       15,500      292,562
  Provident Companies, Inc.............       16,000      640,000
  Reliastar Financial Corp.............       17,400      761,250
                                                      -----------
                                                        1,693,812
                                                      -----------
INSURANCE - PROPERTY & CASUALTY - 2.31%
  Cigna Corp...........................        9,200      818,800
  Travelers Property Casualty Corp.....        7,200      281,700
                                                      -----------
                                                        1,100,500
                                                      -----------
PROPERTY - 3.11%
  Avanlonbay Communities, Inc..........        6,800      251,600
  Equity Residential Properties
   Trust...............................        6,000      270,375
  Prologis Trust.......................       23,700      479,925
  Public Storage, Inc..................        8,900      249,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 BALANCED FUND

                                          NUMBER OF
              DESCRIPTION                  SHARES        VALUE
---------------------------------------  -----------  -----------
PROPERTY - 3.11%--CONTINUED
  Spieker Properties, Inc..............        6,000  $   233,250
                                                      -----------
                                                        1,484,350
                                                      -----------
  TOTAL FINANCIAL SERVICES..........................    5,064,367
                                                      -----------
HEALTH CARE
HEALTH CARE - GENERAL - 2.41%
  Baxter International, Inc............       19,000    1,151,875
                                                      -----------
PHARMACEUTICALS - 1.76%
  *Elan Plc............................       11,800      327,450
  Mylan Laboratories, Inc..............       19,300      511,450
                                                      -----------
                                                          838,900
                                                      -----------
  TOTAL HEALTH CARE.................................    1,990,775
                                                      -----------
RAW MATERIALS
CHEMICALS - SPECIALTY - 0.61%
  OM Group, Inc........................        8,400      289,800
                                                      -----------
RETAIL
RETAILERS - FOOD & DRUG - 1.99%
  Albertson's, Inc.....................       13,041      672,427
  Hannaford Brothers, Inc..............        5,200      278,200
                                                      -----------
                                                          950,627
                                                      -----------
RETAILERS - SPECIALTY - 0.88%
  Circuit City Stores, Inc.............        4,500      418,500
                                                      -----------
  TOTAL RETAIL......................................    1,369,127
                                                      -----------
TECHNOLOGY
COMPUTER PERIPHERALS - 7.44%
  *Electronic Arts.....................        9,600      520,800
  *Parametric Technology Corp..........       38,800      538,350
  *Quantum Corp........................       25,900      624,838
  *Seagate Technology..................       19,900      509,938
  *Synopsys, Inc.......................       12,500      689,843
  *Transaction Systems Architects......       17,100      666,900
                                                      -----------
                                                        3,550,669
                                                      -----------
COMPUTERS - 1.63%
  Xerox Corp...........................       13,200      779,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 BALANCED FUND

                                          NUMBER OF
              DESCRIPTION                  SHARES        VALUE
---------------------------------------  -----------  -----------
ELECTRONIC COMPONENTS - 1.99%
  *Cognex Corp.........................       10,800  $   340,875
  Motorola, Inc........................        6,400      606,400
                                                      -----------
                                                          947,275
                                                      -----------
  TOTAL TECHNOLOGY..................................    5,277,569
                                                      -----------
TRANSPORTATION
TRANSPORTATION - AIR - 2.44%
  *FDX Corp............................        9,200      499,100
  Southwest Airlines Co................       21,400      666,075
                                                      -----------
                                                        1,165,175
                                                      -----------
UTILITIES
UTILITIES - ELECTRIC - 2.53%
  *AES Corp............................       20,800    1,209,000
                                                      -----------
UTILITIES - GAS - 1.35%
  Enron Corp...........................        7,900      645,825
                                                      -----------
UTILITIES - TELEPHONE - 1.81%
  SBC Communications, Inc..............       14,800      858,400
                                                      -----------
  TOTAL UTILITIES...................................    2,713,225
                                                      -----------
  TOTAL COMMON STOCKS (COST $24,671,149)............   30,560,225
                                                      -----------

                                          PAR VALUE
                                         -----------
AGENCY - 4.46%
FEDERAL NATIONAL MORTGAGE ASSOCATION -
4.46%
  5.750%, 4/15/03......................  $ 1,000,000      988,910
  5.750%, 6/15/05......................    1,170,000    1,141,475
                                                      -----------
  TOTAL AGENCY (COST $2,189,346)....................    2,130,385
                                                      -----------
CORPORATE BONDS - 23.36%
FINANCE - 8.16%
  Associates Corp. of North America
   5.875%, 5/16/01.....................      850,000      847,348
  Ford Motor Credit Co.
   8.200%, 2/15/02.....................      850,000      887,791
  Lehman Brothers Holdings, Inc.
   6.250%, 4/1/03......................      750,000      729,060

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 BALANCED FUND

              DESCRIPTION                 PAR VALUE      VALUE
---------------------------------------  -----------  -----------
FINANCE - 8.16%--CONTINUED
  Morgan Stanley Group, Inc.
   5.625%, 1/20/04.....................  $   750,000  $   722,543
  PNC Funding Corp.
   6.125%, 2/15/09.....................      750,000      706,080
                                                      -----------
                                                        3,892,822
                                                      -----------
INDUSTRIAL - 13.73%
  Ball Corp.
   7.750%, 8/1/06......................    1,200,000    1,194,000
  Coca-Cola Enterprises, Inc.
   6.375%, 8/1/01......................      960,000      963,715
  Friendly Ice Cream Corp.
   10.500%, 12/1/07....................      500,000      445,000
  Glatfelter P H Co.
   6.875%, 7/15/07.....................    1,000,000      984,590
  Lear Corp.
   7.960%, 5/15/05.....................      500,000      485,000
   8.110%, 5/15/09.....................      500,000      478,750
  Safeway, Inc.
   6.050%, 11/15/03....................    1,000,000      974,940
  Viacom, Inc.
   7.750%, 6/1/05......................    1,000,000    1,027,410
                                                      -----------
                                                        6,553,405
                                                      -----------
TELEPHONE - 1.47%
  Sprint Capital Corp.
   6.125%, 11/15/08....................      750,000      701,505
                                                      -----------
  TOTAL CORPORATE BONDS (COST $11,430,883)..........   11,147,732
                                                      -----------
MORTGAGE PASS-THROUGH - 8.34%
FEDERAL HOME LOAN MORTGAGE
CORPORATION - 3.90%
  7.500%, 4/1/28.......................      709,218      716,970
  6.000%, 7/1/28.......................    1,214,380    1,141,893
                                                      -----------
                                                        1,858,863
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -
4.44%
  7.000%, 2/1/28.......................      994,994      983,482

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
           ----------------------------------------------------------
                                 BALANCED FUND

              DESCRIPTION                 PAR VALUE      VALUE
---------------------------------------  -----------  -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -
4.44%--CONTINUED
  6.500%, 7/1/28.......................  $ 1,178,008  $ 1,136,401
                                                      -----------
                                                        2,119,883
                                                      -----------
  TOTAL MORTGAGE PASS-THROUGH (COST $4,118,075).....    3,978,746
                                                      -----------
U.S. TREASURY OBLIGATIONS - 7.81%
U.S. TREASURY BONDS - 2.48%
  7.500%, 11/15/16.....................    1,050,000    1,182,993
U.S. TREASURY NOTES - 3.66%
  7.500%, 11/15/01.....................      600,000      624,534
  6.250%, 2/15/03......................    1,100,000    1,117,314
                                                      -----------
                                                        1,741,848
                                                      -----------
U.S. TREASURY STRIPS - 1.67%
  11/15/09.............................    1,500,000      797,850
                                                      -----------
  TOTAL U.S. TREASURY OBLIGATIONS (COST
   $3,869,024)......................................    3,722,691
                                                      -----------
REPURCHASE AGREEMENT - 3.03%
  State Street Bank & Trust Co.,
   $1,445,000 at 3.250% (Agreement
   dated June 30, 1999; $1,445,130 on
   7/1/99; collateralized by U.S.
   Treasury Bonds due 2/15/19) (Value
   $1,516,256) (Cost $1,445,000).......    1,445,000    1,445,000
                                                      -----------
  TOTAL INVESTMENTS - 111.05% (Cost $47,723,477)....   52,984,779
  Liabilities, Net of Cash and Other Assets -
   (11.05%).........................................   (5,271,149)
                                                      -----------
NET ASSETS - 100.00%................................  $47,713,630
                                                      -----------
                                                      -----------

* INDICATES NON-INCOME PRODUCING SECURITY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
           ----------------------------------------------------------

                                                               MINI-CAP       VALUE+       BALANCED
                                                                 FUND       GROWTH FUND      FUND
                                                              -----------  -------------  -----------
ASSETS
Investments in securities, at value (cost of $27,621,937,
 $31,872,996, $47,723,477)                                    $30,094,181  $ 36,670,832   $52,984,779
Cash                                                               75,198     1,225,230         2,234
Receivables:
    Investment securities sold                                  1,275,941       456,584       367,189
    Investment income                                              10,381        40,591       321,838
    Fund shares sold                                              201,836         6,621         8,818
Prepaid expenses                                                    4,970         4,616         4,442
Deferred organization costs                                         2,212         2,212           986
                                                              -----------  -------------  -----------
    Total assets                                               31,664,719    38,406,686    53,690,286
                                                              -----------  -------------  -----------

LIABILITIES
Payables:
    Investment securities purchased                               692,532       --            525,430
    Fund shares redeemed                                          273,354        26,432     5,338,553
    Distributions to shareholders                                   5,329         2,198        32,877
    Investment advisory fees                                       40,623        23,777        22,996
    Accrued expenses                                               68,725        41,133        56,800
                                                              -----------  -------------  -----------
      Total liabilities                                         1,080,563        93,540     5,976,656
                                                              -----------  -------------  -----------
NET ASSETS                                                    $30,584,156  $ 38,313,146   $47,713,630
                                                              -----------  -------------  -----------
                                                              -----------  -------------  -----------

COMPOSITION OF NET ASSETS
    Paid-in capital                                           $32,784,592  $ 32,951,807   $39,960,552
    Undistributed net investment income                           --             81,986         6,316
    Undistributed net realized gain (loss)                     (4,672,680)      481,517     2,485,460
    Net unrealized appreciation                                 2,472,244     4,797,836     5,261,302
                                                              -----------  -------------  -----------
NET ASSETS                                                    $30,584,156  $ 38,313,146   $47,713,630
                                                              -----------  -------------  -----------
                                                              -----------  -------------  -----------
Number of shares, $0.01 par value, issued and outstanding
 (unlimited shares authorized)                                  1,896,317     2,385,871     3,226,408
                                                              -----------  -------------  -----------
                                                              -----------  -------------  -----------
NET ASSET VALUE PER SHARE                                     $     16.13  $      16.06   $     14.79
                                                              -----------  -------------  -----------
                                                              -----------  -------------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999
           ----------------------------------------------------------

                                               MINI-CAP       VALUE+      BALANCED
                                                 FUND      GROWTH FUND      FUND
                                              -----------  ------------  -----------
INVESTMENT INCOME
INCOME
  Dividend income                             $   301,275   $  465,992   $   416,282
  Interest income                                  54,892       94,542     1,548,388
                                              -----------  ------------  -----------
    Total income                                  356,167      560,534     1,964,670
                                              -----------  ------------  -----------
EXPENSES
  Investment advisory fees                        416,566      322,503       408,129
  Shareholder service fees                         61,720       76,558        31,711
  Administration fees                              66,466       45,490        52,625
  Custody and accounting fees                      46,869       38,726        41,441
  Professional fees                                21,136       34,657        35,114
  Transfer agent fees                              60,512       33,999        42,225
  Shareholder reporting fees                       52,698        1,633         6,546
  Registration fees                                17,196       11,505        16,297
  Trustees fees                                    14,001       14,001        13,112
  Insurance                                         5,654        5,577         8,770
  Amortization of deferred organization
   costs                                            9,366        9,366         2,537
  Miscellaneous                                    13,245        6,116        10,204
                                              -----------  ------------  -----------
    Total expenses                                785,429      600,131       668,711
    Less: expenses reimbursed                    (157,576)    (122,972)     (112,297)
    Add: credit line commitment fees                2,896        1,389         2,071
                                              -----------  ------------  -----------
    Net expenses                                  630,749      478,548       558,485
                                              -----------  ------------  -----------
Net investment income (loss)                     (274,582)      81,986     1,406,185
                                              -----------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on investments        (4,630,969)   1,495,633     4,408,560
Net unrealized depreciation on investments     (3,474,243)    (357,291)   (3,149,185)
                                              -----------  ------------  -----------
Net gain (loss) on investments                 (8,105,212)   1,138,342     1,259,375
                                              -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                    $(8,379,794)  $1,220,328   $ 2,665,560
                                              -----------  ------------  -----------
                                              -----------  ------------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS
                          FOR THE YEARS ENDED JUNE 30,
           ----------------------------------------------------------
                                 Mini-Cap Fund

                                                            1999          1998
                                                        ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                                   $   (274,582) $    (802,346)
  Net realized gain (loss) on investments                 (4,630,969)    27,481,233
  Net unrealized depreciation on investments              (3,474,243)   (13,131,072)
                                                        ------------  -------------
  Net increase (decrease) in net assets from
   operations                                             (8,379,794)    13,547,815
                                                        ------------  -------------
Distributions to shareholders:
  From net investment income                              (5,303,746)      --
                                                        ------------  -------------
  Total distributions                                     (5,303,746)   (30,810,487)
                                                        ------------  -------------
Fund share transactions:
  Proceeds from shares sold                               29,397,612     96,326,126
  Net asset value of shares issued on reinvestment of
   distributions                                           5,022,337     28,723,773
  Cost of shares redeemed                                (81,022,556)  (139,969,472)
                                                        ------------  -------------
  Net decrease from Fund share transactions              (46,602,607)   (14,919,573)
                                                        ------------  -------------

NET DECREASE IN NET ASSETS                               (60,286,147)   (32,182,245)

NET ASSETS
Beginning of year                                         90,870,303    123,052,548
                                                        ------------  -------------
End of year                                             $ 30,584,156  $  90,870,303
                                                        ------------  -------------
                                                        ------------  -------------

CHANGE IN SHARES
Shares sold                                                1,911,091      4,433,085
Shares issued on reinvestment of distributions               370,081      1,437,672
Shares redeemed                                           (5,143,333)    (6,748,102)
                                                        ------------  -------------
Net decrease                                              (2,862,161)      (877,345)
                                                        ------------  -------------
                                                        ------------  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS
                          FOR THE YEARS ENDED JUNE 30,
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

                                                             1999          1998
                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                  $     81,986  $     34,649
  Net realized gain on investments                          1,495,633     2,939,634
  Net unrealized appreciation (depreciation) on
   investments                                               (357,291)    1,178,382
                                                         ------------  ------------
  Net increase in net assets from operations                1,220,328     4,152,665
                                                         ------------  ------------
Distributions to shareholders:
  From net investment income                                  --           (120,896)
  From net realized gains                                  (2,433,086)   (3,451,349)
                                                         ------------  ------------
  Total distributions                                      (2,433,086)   (3,572,245)
                                                         ------------  ------------
Fund share transactions:
  Proceeds from shares sold                                 7,381,672    30,647,357
  Net asset value of shares issued on reinvestment of
   distributions                                            2,423,047     3,471,757
  Cost of shares redeemed                                 (17,678,158)  (11,294,038)
                                                         ------------  ------------
Net increase (decrease) from Fund share transactions       (7,873,439)   22,825,076
                                                         ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS                      (9,086,197)   23,405,496

NET ASSETS
Beginning of year                                          47,399,343    23,993,847
                                                         ------------  ------------
End of year                                              $ 38,313,146  $ 47,399,343
                                                         ------------  ------------
                                                         ------------  ------------

CHANGE IN SHARES
Shares sold                                                   485,266     1,930,512
Shares issued on reinvestment of distributions                170,397       222,229
Shares redeemed                                            (1,195,319)     (702,262)
                                                         ------------  ------------
Net increase (decrease)                                      (539,656)    1,450,479
                                                         ------------  ------------
                                                         ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS
                          FOR THE YEARS ENDED JUNE 30,
           ----------------------------------------------------------
                                 BALANCED FUND

                                                              1999          1998
                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                   $  1,406,185  $  1,372,379
  Net realized gain on investments                           4,408,560     4,341,116
  Net unrealized depreciation on investments                (3,149,185)     (176,701)
                                                          ------------  ------------
  Net increase in net assets from operations                 2,665,560     5,536,794
                                                          ------------  ------------
Distributions to shareholders:
  From net investment income                                (1,419,256)   (1,405,083)
  From net realized gains                                   (4,179,056)   (6,870,711)
                                                          ------------  ------------
  Total distributions                                       (5,598,312)   (8,275,794)
                                                          ------------  ------------
Fund share transactions:
  Proceeds from shares sold                                  4,586,684    14,900,421
  Net asset value of shares issued on reinvestment of
   distributions                                             5,376,083     8,100,854
  Cost of shares redeemed                                  (25,997,325)  (16,979,476)
                                                          ------------  ------------
Net increase (decrease) from Fund share transactions       (16,034,558)    6,021,799
                                                          ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS                      (18,967,310)    3,282,799

NET ASSETS
Beginning of year                                           66,680,940    63,398,141
                                                          ------------  ------------
End of year                                               $ 47,713,630  $ 66,680,940
                                                          ------------  ------------
                                                          ------------  ------------

CHANGE IN SHARES
Shares sold                                                    313,760       956,486
Shares issued on reinvestment of distributions                 378,678       527,543
Shares redeemed                                             (1,785,419)   (1,109,840)
                                                          ------------  ------------
Net increase (decrease)                                     (1,092,981)      374,189
                                                          ------------  ------------
                                                          ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.
           ----------------------------------------------------------
                                 Mini-Cap Fund

                                                                          FOR THE PERIODS
                                                    ------------------------------------------------------------
                                                    07/01/98    07/01/97     07/01/96    07/01/95     09/30/94+
                                                       TO          TO           TO          TO           TO
                                                     6/30/99    06/30/98     06/30/97    06/30/96     06/30/95
                                                    ---------   ---------   ----------   ---------   -----------
Net asset value, beginning of period                $ 19.10     $ 21.83     $    18.39   $ 14.12      $ 10.00
                                                    ---------   ---------   ----------   ---------   -----------
Income from investment operations
  Net investment income (loss)                        (0.14)      (0.17)         (0.01)    (0.02)        0.01
  Net realized and unrealized gain (loss) on
   investments                                        (0.93)       2.40           4.04      5.25         4.13
                                                    ---------   ---------   ----------   ---------   -----------
Total from investment operations                      (1.07)       2.23           4.03      5.23         4.14
                                                    ---------   ---------   ----------   ---------   -----------
Less distributions
  From net investment income                          --          --            --         --           (0.02)
  From net realized gains                             (1.90)      (4.96)         (0.59)    (0.96)       -
                                                    ---------   ---------   ----------   ---------   -----------
Total distributions                                   (1.90)      (4.96)         (0.59)    (0.96)       (0.02)
                                                    ---------   ---------   ----------   ---------   -----------
Net asset value, end of period                      $ 16.13     $ 19.10     $    21.83   $ 18.39      $ 14.12
                                                    ---------   ---------   ----------   ---------   -----------
                                                    ---------   ---------   ----------   ---------   -----------
Total return                                          (3.78)%     10.29%         22.45%    38.46%       41.47%**
                                                    ---------   ---------   ----------   ---------   -----------
                                                    ---------   ---------   ----------   ---------   -----------
Net assets at end of period (in 000's)              $30,584     $90,870     $  123,053   $92,697      $10,397
                                                    ---------   ---------   ----------   ---------   -----------
                                                    ---------   ---------   ----------   ---------   -----------
Ratio of expenses to average net assets (net of
 expense reimbursements and recoupments)(1)            1.50%       1.50%          1.50%     1.50%        1.50%*
                                                    ---------   ---------   ----------   ---------   -----------
                                                    ---------   ---------   ----------   ---------   -----------
Ratio of net investment income (loss) to average
 net assets                                           (0.66)%     (0.59)%        (0.08)%   (0.35)%       0.04%*
                                                    ---------   ---------   ----------   ---------   -----------
                                                    ---------   ---------   ----------   ---------   -----------
Portfolio turnover rate                              179.91%     168.74%        304.88%   214.71%      102.85%**
                                                    ---------   ---------   ----------   ---------   -----------
                                                    ---------   ---------   ----------   ---------   -----------

* ANNUALIZED.
**NOT ANNUALIZED.
+ FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1994.
1 THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS BEFORE EXPENSE REIMBURSEMENTS AND
  RECOUPMENTS WERE 1.89%, 1.55%, 1.39%, 1.74% AND 4.99% FOR THE MINI-CAP FUND FOR THE PERIODS ENDED JUNE 30, 1999, 1998, 1997, 1996 AND 1995, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.
           ----------------------------------------------------------
                               VALUE+GROWTH FUND

                                                       FOR THE PERIODS
                               ---------------------------------------------------------------
                                07/01/98     07/01/97     07/01/96     07/01/95     09/30/94+
                                   TO           TO           TO           TO           TO
                                06/30/99     06/30/98     06/30/97     06/30/96     06/30/95
                               -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of
   period                       $   16.20    $   16.27    $   13.69    $   12.82    $   10.00
                               -----------  -----------  -----------  -----------  -----------
Income from investment
   operations
Net investment income                0.03         0.01         0.10         0.11         0.05
Net realized and unrealized
   gain on investments               0.82         1.77         4.03         1.40         2.79
                               -----------  -----------  -----------  -----------  -----------
Total from investment
   operations                        0.85         1.78         4.13         1.51         2.84
                               -----------  -----------  -----------  -----------  -----------
Less distributions
From net investment income         --            (0.04)       (0.10)       (0.13)       (0.02)
From net realized gains             (0.99)       (1.81)       (1.45)       (0.51)      --
                               -----------  -----------  -----------  -----------  -----------
Total distributions                 (0.99)       (1.85)       (1.55)       (0.64)       (0.02)
                               -----------  -----------  -----------  -----------  -----------
Net asset value, end of
   period                       $   16.06    $   16.20    $   16.27    $   13.69    $   12.82
                               -----------  -----------  -----------  -----------  -----------
                               -----------  -----------  -----------  -----------  -----------
Total return                         6.05%       11.54%       32.38%       12.11%       28.43%**
                               -----------  -----------  -----------  -----------  -----------
                               -----------  -----------  -----------  -----------  -----------
Net assets at end of period
   (in 000's)                   $  38,313    $  47,399    $  23,994    $  21,256    $  12,989
                               -----------  -----------  -----------  -----------  -----------
                               -----------  -----------  -----------  -----------  -----------
Ratio of expenses to average
   net assets (net of expense
   reimbursements)(1)                1.25%        1.25%        1.26%        1.35%        1.35%*
                               -----------  -----------  -----------  -----------  -----------
                               -----------  -----------  -----------  -----------  -----------
Ratio of net investment
   income to average net
   assets                            0.22%        0.09%        0.45%        0.78%        1.18%*
                               -----------  -----------  -----------  -----------  -----------
                               -----------  -----------  -----------  -----------  -----------
Portfolio turnover rate             92.42%       60.51%      160.13%      101.05%       31.64%**
                               -----------  -----------  -----------  -----------  -----------
                               -----------  -----------  -----------  -----------  -----------

* ANNUALIZED.

**NOT ANNUALIZED.

+ FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1994.

1 THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS BEFORE EXPENSE REIMBURSEMENTS
  WERE 1.58%, 1.48%, 2.11%, 2.12% AND 5.21% FOR THE VALUE+GROWTH FUND FOR THE PERIODS ENDED JUNE 30, 1999, 1998, 1997, 1996 AND 1995, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.
           ----------------------------------------------------------
                                 BALANCED FUND

                                                       FOR THE PERIODS
                         ----------------------------------------------------------------------------
                          07/01/98     07/01/97     07/01/96     07/01/95
                             TO           TO           TO           TO       10/01/94 TO  11/01/93 TO
                          06/30/99     06/30/98     06/30/97     06/30/96     06/30/95     09/30/94
                         -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period    $   15.44    $   16.07    $   14.69    $   13.96    $   12.41    $   12.82
                         -----------  -----------  -----------  -----------  -----------  -----------
Income from investment
   operations
Net investment income          0.36         0.31         0.38         0.43         0.24         0.16
Net realized and
   unrealized gain on
   investments                 0.38         1.05         2.78         1.27         1.59         0.05
                         -----------  -----------  -----------  -----------  -----------  -----------
Total from investment
   operations                  0.74         1.36         3.16         1.70         1.83         0.21
                         -----------  -----------  -----------  -----------  -----------  -----------
Less distributions
From net investment
   income                     (0.36)       (0.32)       (0.37)       (0.43)       (0.24)       (0.18)
From net realized gains       (1.03)       (1.67)       (1.41)       (0.54)       (0.04)       (0.44)
                         -----------  -----------  -----------  -----------  -----------  -----------
Total distributions           (1.39)       (1.99)       (1.78)       (0.97)       (0.28)       (0.62)
                         -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, end of
   period                 $   14.79    $   15.44    $   16.07    $   14.69    $   13.96    $   12.41
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Total return                   5.39%        8.96%       23.12%       12.56%       14.98%**       3.66%**
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of
   period (in 000's)      $  47,714    $  66,681    $  63,398    $  46,979    $  38,836    $  34,659
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Ratio of expenses to
   average net assets
   (net of expense
   reimbursements)(1)          0.95%        1.00%        1.26%        1.35%        1.33%*       1.63%*
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Ratio of net investment
   income to average
   net assets                  2.41%        1.99%        2.62%        2.98%        2.51%*       1.77%*
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------
Portfolio turnover rate       91.64%       83.27%       91.90%       69.11%       54.02%**      60.90%
                         -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------

* ANNUALIZED.

**NOT ANNUALIZED.

1 THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS BEFORE EXPENSE REIMBURSEMENTS
  WERE 1.15%, 1.37%, 1.31%, 1.49% AND 1.42% FOR THE BALANCED FUND FOR THE YEARS ENDED JUNE 30, 1999, 1998, 1997 AND 1996 AND THE PERIOD ENDED JUNE 30, 1995, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Jurika & Voyles Fund Group (the "Trust") was organized as a Delaware business trust on July 11, 1994 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of three separate diversified series: Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value+Growth Fund, and Jurika & Voyles Balanced Fund (each a "Fund" and collectively the "Funds").

The investment objectives of the Funds are as follows:

The Mini-Cap Fund seeks to maximize long-term capital appreciation. This Fund invests primarily in the common stock of quality companies having small market capitalizations that offer current value and significant future growth potential.

The Value+Growth Fund seeks long-term capital appreciation. This Fund invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential.

The Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. This Fund invests primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

On September 30, 1994, shareholders of the Jurika & Voyles Balanced Fund (the "Balanced Fund"), formerly a portfolio of the Advisors' Inner Circle Fund (the "Old Fund"), exchanged 2,793,608 shares of the Old Fund (valued at $34,658,609, including unrealized gains of $1,199,928) for 2,793,608 shares of the Balanced Fund in a tax-free exchange. All of the assets of the Old Fund were transferred to the Balanced Fund at net asset value. The Financial Highlights for the period prior to October 1, 1994 includes the results of the Old Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

    SECURITY VALUATION--Securities trading on a national exchange or the Nasdaq National Market System are valued at the last reported sales

                         NOTES TO FINANCIAL STATEMENTS
    price at the close of regular trading on the last business day of the period. If there are no sales on such day, these securities are valued at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value.

    FEDERAL INCOME TAXES--Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required.

    SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method. Realized gains and losses on securities sold are determined under the identified cost method.

    It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

    DISTRIBUTIONS--Distributions to shareholders are recorded on the ex-dividend date.

    ACCOUNTING ESTIMATES--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting periods. Actual results could differ from those estimates.

                         NOTES TO FINANCIAL STATEMENTS

3. MANAGEMENT FEES AND TRANSACTION WITH AFFILIATES

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Jurika & Voyles, L.P., (the "Adviser"). Under the terms of the Agreement, the Funds will pay a fee equal to the following rates of average daily net assets: 1.00% for the Mini-Cap Fund, 0.85% for the Value+Growth Fund and 0.70% for the Balanced Fund. The Adviser has voluntarily agreed to the expense limitation described herein for an indefinite period of time, by reducing all or a portion of its fees (and reimbursing the Funds' expenses) so that the ratio of expenses to average net assets will not exceed 1.50% for Mini-Cap Fund, 1.25% for the Value+Growth Fund, and 0.95% for the Balanced Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. In subsequent years, overall operating expenses of each Fund will not fall below the applicable expense limitations until the Adviser has been fully reimbursed for fees foregone or expenses paid by the Adviser under this agreement, as each Fund will reimburse the Advisor in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation. The agreement permits such reimbursement to the Adviser within the three year period following the year in which the Adviser waived fees or reimbursed expenses of the Fund. Unreimbursed expenses at June 30, 1999 amounted to $224,973, $379,196 and $390,328 for the Mini-Cap,
Value+Growth and Balanced Funds, respectively.

Included in the statements of operations under the caption Transfer Agent Fees, are fees of $243, $242 and $364 for the Mini-Cap, Value+Growth and Balanced Funds, respectively, due to NVEST Services Company, Inc., an affiliate of the adviser, as servicing agent to the Funds.

Pursuant to a Shareholder Services Plan, the Funds will reimburse the Adviser for any expenses incurred, not to exceed 0.25% of each Fund's average daily net assets, for shareholder services provided. Under the Shareholders Services Plan, the Adviser as Service Coordinator will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. In certain cases, the Adviser may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Plan, to a participating organization for providing other administrative services to its customers who invest in shares of the Funds.

The Trust, on behalf of the Funds, entered into an Administration Agreement (the "Administration Agreement") with Investment Company

                         NOTES TO FINANCIAL STATEMENTS

Administration, L.L.C. (the "Administrator"). Under the terms of the Administration Agreement, the Funds will pay a fee, payable monthly and computed based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of the next $150 million, 0.03% of the next $250 million and 0.01% thereafter, subject to a minimum fee of $40,000 per annum per Fund. Prior to January 1, 1999 the minimum fee was $50,000 per Fund.

First Fund Distributors, Inc. (the "Distributor") distributes the Funds' shares pursuant to a Distribution Agreement. The Distributor is an affiliate of the Administrator.

Certain officers of the Adviser, Administrator and Distributor are also officers and/or Trustees of the Funds.

Each unaffiliated Trustee receives as compensation $5,000 per year plus an attendance fee of $500 for each Trustees' meeting attended. Compensation paid to the Trustees is allocated to the Funds evenly.

4. PURCHASES AND SALES OF SECURITIES

The cost of security purchases and the proceeds from security sales, other than short-term investments for the year ended June 30, 1999, are as follows:

FUND                                              PURCHASES          SALES
----------------------------------------------  --------------  ----------------
Mini-Cap Fund                                   $   73,606,263  $    116,611,882
Value+Growth Fund                                   32,793,838        43,366,993
Balanced Fund                                       50,744,211        63,455,215

The total cost of securities and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds at June 30, 1999, based on cost for federal income tax purposes, are as follows:

                                              GROSS          GROSS            NET
                              TOTAL        UNREALIZED      UNREALIZED     UNREALIZED
FUND                         TAX COST     APPRECIATION    DEPRECIATION   APPRECIATION
------------------------  --------------  -------------  --------------  -------------
Mini-Cap Fund             $   27,727,788  $   4,456,548  ($   2,090,155) $   2,366,393
Value+Growth Fund             32,129,367      5,835,585      (1,294,120)     4,541,465
Balanced Fund                 47,726,727      6,625,142      (1,367,090)     5,258,052

                         NOTES TO FINANCIAL STATEMENTS

At June 30, 1999, the Mini-Cap Fund had tax basis capital losses of $3,400,000, which may be carried forward to offset future capital gains through June 30, 2007. At June 30, 1999, the Mini-Cap Fund has deferred capital losses occurring subsequently to October 31, 1998, of $1,100,000. For tax purposes, such losses will be reflected in the year ending June 30, 2000.

5. LINE OF CREDIT

The Trust has a $10 million unsecured line of credit with a group of participating banks. The interest rate charged on borrowings is the Overnight Federal Funds rate, plus 0.455%. Each Fund pays its pro rata share of a commitment fee of 0.08% of the unused portion of the commitment. The Funds are also required to pay a utilization fee of 0.05% on the principal amount outstanding when more than 50% of total commitment is outstanding, or 0.10% when more than 66.67% of the total commitment is outstanding. There were no borrowings under this commitment during the year ended June 30, 1999.

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Jurika & Voyles Fund Group

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value+Growth Fund, and Jurika & Voyles Balanced Fund, all of which are separate series of Jurika & Voyles Fund Group (the "Trust"), as of June 30, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value+Growth Fund, and Jurika & Voyles Balanced Fund as of June 30, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.

                                                        [SIGNATURE]

New York, New York
July 23, 1999

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
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Jurika & Voyles Fund Group
P.O. Box 9291
Boston, MA 02266-9291
(800) JV-INVST
(800) 584-6878